Lessons Learned & Opportunities Observed in Calif Markets

Paul Gribik
Energy Practice Leader - Transmission & Trading Services

Genesis of the California Market

- Two separate camps at start of design process:
  - **Tight pool.**
    - Pool schedules all energy and transmission to achieve least cost.
    - Pool prices all commodities at the marginal cost (based on bids).
  - **Minimal ISO.**
    - Energy marketers responsible for energy trades and scheduling.
    - ISO defines and auctions long-term transmission rights.
    - Marketers acquire transmission needed for their schedules.
  - **Compromise.**
    - Power Exchange in which participants can bid to buy and sell energy at marginal cost.
    - Separate energy marketers responsible for scheduling energy trades in their markets.
    - ISO adjusts schedules to alleviate congestion.
      - ISO moves schedules as "little as possible" yet prices transmission at margin.
    - Delay defining and selling long-term transmission rights.

California Market Structure

- Resulting California "market" is a complex mix of several markets:
  - **Markets defined by the commodities traded**
    - Energy
    - Transmission
      - Inter-zonal (market-based)
      - Intra-zonal (contract-based)
    - Ancillary Services (Reserves and Regulation)
  - **Markets also defined by time-frame of the trade**
    - Month Ahead
    - Day-ahead
    - Hour-ahead
    - Real-time

Energy Markets...

- Several forward energy markets exist in CA.
  - **Bilateral Markets**
    - Marketers decide in which time-frames they wish to operate.
    - Marketers develop their own trading rules affecting:
      - Unit commitment
      - Scheduling (except for effects of transmission congestion)
      - Pricing.
  - **Power Exchange**
    - PX offers day-ahead and hour-ahead markets.
      - Run as auctions with market clearing prices.
      - Unit commitment responsibility of participants.
    - PX offers month-ahead trading.
      - Anonymous matching of buyers and sellers based on bid and ask prices.

...Energy Markets

- A single real-time (spot) energy market
  - ISO runs real-time energy market.
    - Real-time market is a single pool since ISO cannot dispatch specific supplies to meet specific demands.
- Producers and consumers can select the energy markets in which they wish to trade.

Inter-Zonal Transmission Markets...

- ISO runs day-ahead and hour-ahead inter-zonal transmission markets via its Congestion Management process.
  - PX and other energy markets bid for transmission needed for their day-ahead and hour-ahead energy schedules.
  - At present, there is no way for a marketer to acquire transmission prior to ISO's day-ahead congestion management process.
- ISO also does real-time congestion management.
  - Transmission model used in real-time differs from that used in forward markets.

... Inter-Zonal Transmission Markets

- Next year, ISO will auction Firm Transmission Rights.
  - Financial rights to collect congestion revenues.
  - Physical transmission right as a tie-breaker.
  - FTRs auctioned yearly by ISO.
  - FTRs can be traded freely in voluntary secondary markets.

Ancillary Service Markets

- ISO forecasts its A/S requirements.
- Marketers can self-provide A/S.
  - They estimate the capacity needed will to meet their share of ISO's forecast requirements.
- ISO runs day-ahead and hour-ahead forward markets:
  - Suppliers can bid to sell reserves or regulation capacity.
  - ISO purchases its remaining forecast requirements.
  - ISO runs its A/S auction after energy schedules are determined.

California Market Structure

- The separate markets that make up the California Market Structure interact in complex ways.
  - How they interact affects the overall efficiency of the markets and the viability of power marketers.
- Design process was fragmented.
  - Different groups focused on different pieces.
  - Very little effort was made to ensure the different pieces would work together smoothly.

Basics of PX and ISO Markets

- PX and ISO markets use simple micro-economic model.
  - Schedule at intersection of supply and demand curves.



Price
Supply Curve
P*
Demand Curve
Quantity
Q*

  - PX energy forward markets.
  - ISO forward inter-zonal transmission and A/S capacity markets.
  - ISO real-time energy market.

Inter-Zonal CM Overview

- Power Markets (Schedule Coordinators):
  - SC bids for transmission by bidding costs to adjust schedules of its resources.
- The ISO changes schedules **only** when transmission congestion exists:
  - Allocates congested transmission to SCs who value it the most.
  - Charges users of inter-zonal transmission the marginal value of capacity on inter-zonal paths.
- Process designed to allow simultaneous clearing of ISO inter-zonal transmission market and the separate energy markets.

Inter-Zonal CM Overview

- Each SC may bid for transmission.
  - An SC bids the costs to adjust its resource schedules.
- ISO Minimizes the total cost of the changes to schedules of all SCs.
  - Keeps the energy markets of the different SCs separate.
    - ISO does not participate in energy forward markets by arranging trades between SCs beyond those specified by the SCs involved.
- Zonal marginal energy costs depend upon the SC.
  - The difference between marginal costs in two zones does **not** depend upon SC.
- Congestion price for moving energy from one zone to another is independent of SC.
  - Congestion charges depend upon the **difference** between the SC's zonal marginal costs.
  - SCs are treated comparably for transmission pricing.

Inter-Zonal CM Limitations Distort Forward Energy Markets

- ISO accepted certain limitations to its processes, software and protocols.
- Limitations do not appreciably affect the reliability of ISO operations. However, they do affect the efficiency of the forward markets.
  - **ISO may make out-of-market adjustments to schedules.**
    - Individual energy markets may not be cleared.
    - For PX to calculate accurate zonal marginal costs, ISO must clear PX market.
  - **ISO does not allow SCs to bid costs of adjusting their inter-SC trades.**
    - Thins ISO transmission market when congestion exists resulting in higher prices.
    - Thins PX energy market.
  - **ISO does not return final schedules until 1:00 PM, after WSCC intertie checkout.**
    - Induces some imports and exports to not submit adjustment bids.
      - Thins the PX market when congestion exists.
      - Exposes imports and exports to additional risks.
    - Affects coordination with other control areas .

Ancillary Service Market Limitations

- ISO protocols limit ability of markets to find most efficient use of resources.
  - ISO ancillary service auction runs after energy schedules determined.
    - Limits ability to trade-off energy production and A/S capacity provision by a resource.
  - ISO does not allow A/S capacity to compete with energy for transmission.
- PX does not run an ancillary services market but relies on ISO market.

Real-Time Energy Market Problems

- Real-time balancing energy market is run as a pool.
  - ISO is not given the opportunity to schedule energy prior to real-time.
  - ISO is not permitted to redispatch in real-time to clear the market.
- Opens gaming opportunity.
  - ISO closed gaming opportunity by distorting the market price signals.
- ISO also penalizes purchases from its real-time market by allocating replacement reserve costs to such purchases.
  - Limits the ability of parties to arbitrage across markets.

Merit Order Stack


$/MWh
-MWh
+MWh

- Decremental Supplemental Energy Bids

  If ISO must reduce energy output

- Incremental Supplemental Energy Bids

  If ISO must increase energy output

Modify Energy Bid Prices


$/MWh
-MWh
+MWh

- **ISO determines the marginal cost if all real-time trades were cleared:**
  - Incremental bids with price below MCP are raised to MCP.
  - Decremental bids with price above MCP are lowered to MCP.

Improving the Interaction of ISO and the Markets

- Markets concentrates on efficient trading in forward markets and scheduling of resources.
  - Energy
  - Firm transmission rights
  - Ancillary services.
- ISO concentrates on reliability issues.
  - Defining and publishing A/S requirements
  - Defining and auctioning long-term tradable transmission rights
  - Adjusting schedules to schedules to ensure reliability
  - Real-time operations.
  - Interactions with neighboring control areas.

Improving the Interaction of ISO and the Markets

- Keep multiple voluntary forward markets.
- Integrate energy, A/S and transmission rights trading within each market.
  - Resulting schedules closer to satisfying ISO's reliability constraints.
  - ISO congestion market and A/S market would be used to "fine tune" the schedules to improve reliability.
    - Reduces the effect on market efficiency of any ISO out-of-market actions.
  - Market structure would be much more portable.
    - Use in different ISO designs with tradable firm transmission rights.

Improving the Interaction of ISO and the Markets

- Allow ISO to start scheduling for real-time prior to real-time.
- Permit limited amount of bidding by resources who expect to participate in ISO's real-time market to an ISO energy market (day-ahead & hour-ahead).
  - ISO's real-time market should require less trading to clear the market.